MH Elite Portfolio of Funds, Inc.
                           220 Russell Avenue
                        Rahway, New Jersey 07065
                            1-800-318-7969



Dear Shareholder:

After a disappointing first quarter, MH Elite Portfolio of Funds rebounded in the second quarter to end the first half of 1999 with a return of 7.14%. The Fund's net asset value on June 30, 1999 was $4.95 versus $4.62 on December 31, 1998. While the fear of rising interest rates has dampened the short term outlook for stocks in general, we remind shareholders of the Fund's investment objective for long-term capital appreciation.

Comparisons to the unmanaged Russell 2000 Index are mixed. Year to date, the Fund trailed the Russell 2000 index by 1.3%. For the period June 30, 1998 to June 30, 1999 the Fund has outperformed the same index (1.02% versus .06%.). From inception (March 18,1998) the Fund has returned a negative 1% versus a negative 2.85% for the Russell 2000 index.

With respect to the markets, April was a significant month due to a shift back to value stocks that largely attributed to the Fund trailing the Russell 2000 index year to date. In May, due to an influx of new assets and the changes made to the portfolio, the Fund achieved a balance in the portfolio between value and growth funds which has led to a strong showing for the Fund in June and into July.

The Fund thanks you for your past and continued investment in the Fund and welcomes our new shareholders.


Sincerely,



Harvey Merson
President

Past Performance is no guarantee of future results. The Fund's average annual total return assumes reinvestment of all divided and capital gain distributions. Investment return and principal value will fluctuate so that, when redeemed, an investor's shares may be worth more or less than their original cost.

This material must be accompanied or preceded by a prospectus for the Fund.

                      MH Elite Portfolio of Funds, Inc.
                    Schedule of Portfolio of Investments
                       As of June 30, 1999 (Unaudited)



Mutual Funds  (90.6%)                           Quantity           Market Value

        Artisan Small-Cap. Value                   2,964            $   31,393
        Babson Enterprise II                       1,361                33,328
        Baron Asset                                  671                40,679
        Berger Small Cap. Value                    1,489                33,200
        Bjurman Micro Cap. Growth                  1,673                36,261
        Brazos Small Cap. Growth                     625                10,882
        Eclipse Small Cap. Value                   2,549                32,300
        FAM Value                                    906                31,804
        Fasciano                                     959                30,465
        Forward Small Cap Stock                    2,986                37,507
        Henlopen                                   1,652                32,782
        Kobrick Emerging Growth                      642                10,732
        Legg Mason Special Inv. Trust              1,349                49,740
        Meridian Value                             1,442                32,134
        N & B Millenium                            1,815                34,729
        RS Emerging Growth                         1,124                38,596
        Transamerica Premier Small Co.             1,794                47,846
        Wasatch Micro. Cap.                        8,644                37,168

Total Mutual Funds (Cost $544,332)                                   $ 601,546

Short-Term Securities (Cost: $62,428) (9.4%)                            62,428
                                                                     ---------
Total Investments in Securities (Cost:  $606,760)                    $ 663,974

Other Assets Less Liabilities                                             (250)
                                                                     ---------
Net Assets                                                           $ 663,724
                                                                     =========








The accompanying notes to financial statements are an integral part of the statements.

                      MH Elite Portfolio of Funds, Inc.
                     Schedule of Assets and Liabilities
                       As of June 30, 1999 (Unaudited)


Assets

     Investments in Securities at value (Cost : 606,760)             $ 663,974

     Total Assets                                                    $ 663,974
                                                                     =========

Liabilities and Net Assets

     Liabilities
          Due to Investment Advisor                                  $     250
                                                                     ---------
     Total Liabilities                                               $     250


Net Assets
     Capital Stock Outstanding at par                                $   1,341
          (134,141 shares issued and outstanding)
     Additional paid-in capital                                        618,659
     Accumulated undistributed net investment income (loss)             14,796
     Accumulated undistributed net realized gain (loss)
           on investments                                              (28,286)
     Net unrealized appreciation on investments                         57,214
                                                                     ---------
           Net Assets                                                $ 663,724

           Total Liabilities and Net Assets                          $ 663,974
                                                                     =========


           Net assets value per share                                $    4.95
                                                                     =========








The accompanying notes to financial statements are an integral part of the statements.

                      MH Elite Portfolio of Funds, Inc.
                           Statement of Operations
         For The Six Month Period Ended June 30, 1999 (Unaudited)


Investment Income

	Dividends 					$    7,852
        Interest                                               225
                                                         ---------
        Total Investment Income                         $    8,077

Expenses

        Investment advisory fees                        $     2,377
	filing fees					        261
	Supplies					        251
        Phone                                                    82
                                                         ----------
        Total expenses                                  $     2,971
                                                         ----------

Net Investment Income                                   $     5,106

Net Realized and Unrealized Gain (loss) on Investments

        Net realized gain (loss) from investments       $   (16,964)
	Net change in unrealized appreciation
                on investments                               55,481
                                                           --------
	Net realized and unrealized gain (loss)
                in investments                          $    38,517

Net Increase (Decrease) in net assets resulting
        from operations                                 $    43,623
                                                         ==========









The accompanying notes to financial statements are an integral part of the statements.

                      MH Elite Portfolio of Funds, Inc.
                     Statements of Change in Net Assets
   For The Six Months Ended June 30, 1999 (Unaudited) and December 31, 1998


Increase (Decrease) in Net Assets from Operations    June 30        December 31
                                                      1999              1998
                                                     -------        -----------

    Net Investment income                          $   5,106        $    9,690
    Net realized gain (loss) on investments          (16,964)          (11,322)
    Net unrealized appreciation (depreciation)
            on investment                             55,481             1,733

Dividends and Distributions to Shareholders                 0                0

Capital Share Transactions

    Proceeds from Sale of Shares -
          39,917 and 74,224  shares respectively   $ 185,000         $ 335,000
                                                    --------          --------
    Net Increase in Net Assets                     $ 228,623         $ 335,101
                                                    --------          --------
Net Assets at Beginning of Period                  $ 435,101         $ 100,000
                                                    --------          --------
Net Assets at End of Period                        $ 663,724         $ 435,101
                                                    ========          ========


















The accompanying notes to financial statements are an integral part of the statements.

                      MH Elite Portfolio of Funds, Inc.
                            Financial Highlights



                                                      Unaudited       Year End
                                                   Six Months Ended  December 31
Selected per share data and ratios for the period    June 30, 1999       1998

Net Asset Value, Beginning of Period                    $ 4.62         $ 5.00

Investment Operations

     Net Investment Income                                 .04            .10
     Net Realized and Unrealized Gain (Loss) on Inv.       .29           (.48)
     Total From Operations                               $ .33         $ (.38)

Distribution                                                0              0

Net Assets Value, End of Period                         $ 4.95         $ 4.62

Total Return                                              7.1%          (7.6%)


Ratios/Supplement Data

Net Assets, end of period                            $ 663,724      $ 435,101

Ratio of net expenses to average net asset                 .5%           1.0%

Ratio of net investment income to average new assets       .9%           3.6%

Portfolio turnover rate                                  26.7%*         24.5%


* Not Annualized.









The accompanying notes to financial statements are an integral part of the statements.

                      MH Elite Portfolio of Funds, Inc.
              Notes to the Financial Schedules and Statements
                                June 30, 1999



NOTE 1 - Organization

The MH Elite Portfolio of Funds, Inc. (the 'Fund') was organized as a corporation in New Jersey on October 20, 1997. The Fund was organized as an open-end diversified management investment company under the Investment Company Act of 1940 and its securities under the Securities Act of 1933, the sale and issuance of 20,000 shares of common stock for $100,000 ("initial shares") to its initial investor occurred on February 17, 1998.

NOTE 2 - Additional Investors

Subsequent to February 17, 1998 there were additional infusions of capital in the amount of $335,000.00 by eight shareholders. An additional 74,224.193 shares were issued. During the six months ended June 30, 1999 there was additional capital invested of $185,000 by 7 shareholders with 39,916.87 shares issued.

NOTE 3 - Organization Costs

Organizational costs will be borne by the Fund's Investment Adviser.

NOTE 4 - Registration Fees

Registration fees will be borne by the Fund's Investment Adviser.

NOTE 5 - Legal and Accounting Expenses

Legal and accounting expenses will be borne by the Funds Investment Advisor.

NOTE 6 - Investment Advisory Agreement

The Investment Adviser furnishes the Fund with investment advice and, in general, supervises the management and investment program of the fund. Under the Investment Advisory Agreement, the Fund has agreed to pay the Investment Adviser an annual fee, payable monthly, of 1.00% of the Fund's average daily net assets. For the six month period ended June 30, 1999 this fee was $2,377.

NOTE 7 - Fees

The expenses and fees that a shareholder of the MH Elite Portfolio of Funds, Inc. will incur are: management fees of 1.00% and other expenses of .25% for total annual fees of 1.25%. For the six month period ended June 30, 1999 these fees were $2,971.

NOTE 8 - Purchase and Sale of Securities

The cost of securities purchased and the proceeds from sale of securities for the six month period ended June 30, 1999 aggregated $295,000 and $146,770 respectively. For federal income tax purposes, the tax basis of investments is the same as for financial reporting purposes.

NOTE 9 - Capital Stock

As of June 30, 1999, 134,141.060 shares of $ .01 par value stock were authorized and issued, and paid in capital amounted to $618,659. This increase from December 31, 1998 resulted from the sale of shares during 1999.

NOTE 10 - Significant Accounting Policies

These financial statements are prepared in accordance with generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates.

The following represent significant accounting policies of the Fund:

a)  Underlying Fund Valuation
Underlying funds are valued at the last reported net asset value as quoted by the respective fund. United States Government obligations and other debt instruments having sixty days or less remaining until maturity are valued at amortized cost.

b) Investment Income
Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

c)  Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid annually. Capital gains, if any, are distributed to shareholders at least annually. No distributions were made during 1998 or for the six months ended June 30, 1999.

Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characteristics of distributions made by the Fund.

d) Federal Taxes
The Fund intends to qualify and continue to qualify each year as a regulated investment company and distribute all of its taxable income. In addition, by distributing in each calendar year substantially all of its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

e) Realized Gain and Loss
Security transactions are recorded on a trade date basis. Realized gain and loss on investments sold are recorded on the basis of identified cost.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's objectives and policies, experience of its management, marketability of shares, and other information.




MH Elite Portfolio of Funds, Inc.
220 Russell Avenue
Rahway, New Jersey 07065

Investor Adviser
    MH Investment Management, Inc.
    220 Russell Avenue
    Rahway, New Jersey 07065





MH Elite Portfolio of Funds,Inc.

Semi-Annual Report

June 30, 1999